Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Solar Mosaic, Inc.
300 Lakeside Drive, 24th Floor
Oakland, California 94612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Solar Mosaic, Inc. (the “Company”) and RBC Capital Markets, LLC, Deutsche Bank Securities Inc. and BNP Paribas Securities Corp. (collectively, the “Other Specified Parties” and together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Mosaic Solar Loan Trust 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 17, 2021, representatives of the Company provided us with a solar asset listing with respect to 6,697 solar assets (the “Solar Asset Listing”).  At the Company’s instruction, we randomly selected 150 solar assets from the Solar Loan Listing (the “Sample Assets”).

Further, on February 24, 2021, representatives of the Company provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2021, with respect to each of the 6,697 solar assets indicated on the Solar Asset Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.	Loan ID (for informational purposes only)	12.	Origination date
2.	State	13.	First payment date
3.	Zip code	14.	Maturity date
4.	Current rate	15.	Current principal balance
5.	Original term (years)	16.	Estimated annual production (kWh)
6.	Installer	17.	Original FICO score
7.	Original loan amount	18.	Number of days past due
8.	Choice monthly payment	19.	Payment by ACH transfer (yes/no)
9.	Re-amortized monthly payment	20.	Age/seasoning (months)
10.	ITC amount*	21.	Remaining term (months)
11.	Choice target date*
* For Sample Assets that have a “plus loan indicator” of “N” on the Statistical Data File only.

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We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 7. through 14. to the corresponding information set forth on or derived from the Closing Certificate or Loan Adjustment (collectively, the “Closing Certificate”).

We compared Characteristics 15. through 19. to the corresponding information set forth on or derived from electronic contract files, prepared, created, and delivered by the Company, from the Company’s servicer system as of January 31, 2021 (collectively, the “Servicer System File”).

With respect to our comparison of Characteristic 20., we recomputed the age/seasoning as the number of months between (i) the product of (a) the origination term (as set forth on the Closing Certificate) and (b) 12 and (ii) the remaining term (as set determined below).

With respect to our comparison of Characteristic 21., we recomputed the remaining term as the number of months between (i) January 31, 2021 and (ii) the maturity date (as set forth on the Closing Certificate).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 4., for the Sample Asset indicated in Appendix A, we observed a difference with respect to the current rate as set forth on the Statistical Data File when compared to the current rate as set forth on the Loan Agreement. For this Sample Asset, we were instructed to perform an additional procedure and add the “ACH Discount” to the current rate (each as set forth on the Loan Agreement);

•
with respect to our comparison of Characteristic 4., for the Sample Asset indicated in Appendix B, we observed a difference with respect to the current rate as set forth on the Statistical Data File when compared to the current rate as set forth on the Loan Agreement. For this Sample Asset, we were instructed to perform an additional procedure and subtract the ACH Discount from the current rate (each as set forth on the Loan Agreement);

•
with respect to our comparison of Characteristic 6., an installer of “Spartan” as set forth on the Statistical Data File is deemed to be “in agreement” with “Barnard Electric” as set forth on the Loan Agreement;

•	with respect to our comparison of Characteristics 8. and 9., differences of $5.00 or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 10., differences of $250.00 or less are deemed to be “in agreement.”

The solar asset documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 1, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 1, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Asset:

100958

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 1, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Asset:

138641

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.